Exhibit 10.3

April 13,2015

California United Bank

15821 Ventura Boulevard

Suite 100

Encino, California 91436

Ladies and Gentlemen:

Reference is made to the Amended and Restated Subordination Agreement dated July 18, 2014, by and among PCS Link, Inc., a California corporation, d/b/a Greenwood and Hall (“Borrower”), Greenwood Hall, Inc, a Nevada corporation (“Guarantor” and together with Borrower, the “Credit Parties”), California United Bank (“CUB”), and Opus Bank (“Bank”), as amended by the Omnibus Amendment, Reaffirmation and Ratification, dated as of December 18, 2014 (collectively, the “CUB Subordination Agreement”). Unless otherwise defined herein, all capitalized terms used in this letter shall have the same respective meanings specified for such terms in the CUB Subordination Agreement.

Please be advised that the Credit Parties and Bank are entering into a Second Amendment, Waiver and Ratification dated as of the date hereof (the “Bank Credit Agreement Amendment”) with respect to the Bank Credit Agreement, pursuant to which Bank has agreed to waive certain existing events of default under the Bank Credit Agreement and, subject to certain conditions therein contained, to provide additional loans and to grant certain other accommodations to Borrower. It is a condition precedent to the effectiveness of the Bank Credit Agreement Amendment that CUB enter into this letter agreement with Bank, pursuant to which CUB shall represent, warrant, and covenant and agree as follows:

(a)          CUB has waived any defaults or events of default known to exist as of the date hereof under CUB’s existing loan documents with Borrower (collectively, the “CUB Loan Documents”); and

(b)          notwithstanding anything to the contrary set forth in the CUB Loan Documents, until no earlier than August 1, 2015, CUB shall not demand, nor shall CUB accept, payment from Borrower of any principal, interest (which shall accrue but not be payable), fees or other amounts payable by Borrower to CUB pursuant to the CUB Loan Documents.

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Please sign this letter in the space provided below to confirm your acknowledgment of and agreement to the foregoing.

Very truly yours,

OPUS BANK

By:	/s/ Kathryn Specht
Name:	Kathryn Specht
Title:	Senior Vive President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

CALIFORNIA UNITED BANK

By:	/s/ Kimberlee von Disterlo
Name: Kimberlee von Disterlo
Title: First Vice President

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